UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2016

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Gubelstrasse 24

Park Tower, 15th Floor

6300 Zug, Switzerland

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 1, 2016, Allied World Assurance Company (U.S.) Inc. (“AWAC U.S.”) amended the Allied World Assurance Company (U.S.) Inc. Second Amended and Restated Supplemental Executive Retirement Plan (the “SERP Amendment”).  A copy of the SERP Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The description of the SERP Amendment contained herein is qualified in its entirety by reference to the SERP Amendment.  Capitalized terms used but not defined herein have the meanings set forth in the SERP Amendment.

Under the SERP Amendment, and subject to shareholder approval as described below, certain executive officers will be entitled to receive an additional contribution (the “Contribution”) from AWAC U.S.  The Contribution is in addition to the ordinary contributions made by AWAC U.S. under the Second Amended and Restated Supplemental Executive Retirement Plan.  The Contribution vests in four equal annual installments and is subject to forfeiture in the event the executive officer’s employment is terminated prior to January 1, 2020 with Cause (as defined in the SERP Amendment) or by the executive officer without Good Reason (as defined in the SERP Amendment), as follows: (i) 100% will be forfeited if such termination occurs prior to January 1, 2017, (ii) 75% will be forfeited if such termination occurs on or after January 1, 2017 and prior to January 1, 2018, (iii) 50% will be forfeited if such termination occurs on or after January 1, 2018 and prior to January 1, 2019 and (iv) 25% will be forfeited if such termination occurs on or after January 1, 2019 and prior to January 1, 2020.

Pursuant to Swiss law, which requires binding shareholder say-on-pay votes for executive compensation, the Contribution is subject to shareholder approval.  Accordingly, the annual installments of the Contribution will be included as part of the aggregate annual compensation amounts to be approved by shareholders at the 2016, 2017, 2018 and 2019 annual shareholder meetings of Allied World Assurance Company Holdings, AG (the “Company”).  At the Company’s 2016 Annual Shareholder Meeting held on April 19, 2016 (the “2016 Annual Shareholder Meeting”), the Company’s shareholders approved the proposals listed in Item 5.07 below and described in the Company’s definitive proxy statement dated March 10, 2016 (the “2016 Proxy Statement”), including Proposal 5 — “Approve the 2016 Compensation for Executives as Required under Swiss Law”, which included the first installment of the Contribution.

Item 5.03.                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2016 Annual Shareholder Meeting, the Company’s shareholders approved the proposals listed in Item 5.07 below and described in the 2016 Proxy Statement.  The amendment to the Company’s Articles of Association (the “Articles of Association”) to extend the ability of the Company’s board of directors (the “Board”) to issue authorized share capital until April 19, 2018 (Proposal 13) is effective immediately and is reflected in the Company’s amended and restated Articles of Association attached hereto as Exhibit 3.1 and incorporated herein by reference.  The amendment to the Articles of Association to reduce the Company’s share capital through the cancellation of a portion of shares held in treasury (Proposal 11) will become effective upon the registration of such amendment with the Commercial Register in the Canton of Zug, Switzerland, at which time the Company will file amended Articles of Association.

Item 5.07.                Submission of Matters to a Vote of Security Holders.

The Company’s shareholders considered the following proposals, each of which is described in greater detail in the 2016 Proxy Statement.

Proposal 1                                       Election of Directors

The Company’s shareholders elected the following directors to hold office until the Company’s Annual Shareholder Meeting in 2017:

	For	Against	Abstain	Broker Non-Votes
Barbara T. Alexander	68,809,234	289,564	2,137,505	4,965,032
Scott A. Carmilani	68,310,893	1,379,507	1,545,903	4,965,032
Bart Friedman	68,701,666	340,703	2,193,934	4,965,032
Patricia L. Guinn	69,630,732	125,404	1,480,167	4,965,032
Fiona E. Luck	68,862,415	140,516	2,233,372	4,965,032
Patrick de Saint-Aignan	68,791,073	251,311	2,193,919	4,965,032
Eric S. Schwartz	68,728,749	313,315	2,194,239	4,965,032
Samuel J. Weinhoff	68,773,964	268,735	2,193,604	4,965,032

Proposal 2                                       Election of Chairman of the Board

The Company’s shareholders elected Scott A. Carmilani as the Chairman of the Board to hold office until the Company’s Annual Shareholder Meeting in 2017.

For	Against	Abstain	Broker Non-Votes
54,786,722	14,903,624	1,545,957	4,965,032

Proposal 3                                       Election of Compensation Committee Members

The Company’s shareholders elected the following directors as members of the Compensation Committee of the Board to serve until the Company’s Annual Shareholder Meeting in 2017:

	For	Against	Abstain	Broker Non-Votes
Barbara T. Alexander	68,609,038	428,740	2,198,525	4,965,032
Bart Friedman	68,497,781	540,465	2,198,057	4,965,032
Fiona E. Luck	68,660,218	338,264	2,237,821	4,965,032
Patrick de Saint-Aignan	68,590,923	446,626	2,198,754	4,965,032
Eric S. Schwartz	68,633,223	404,786	2,198,294	4,965,032
Samuel J. Weinhoff	68,573,042	465,186	2,198,075	4,965,032

Proposal 4                                       Election of the Independent Proxy

The Company’s shareholders elected Buis Buergi AG as the independent proxy to serve until the conclusion of the Company’s Annual Shareholder Meeting in 2017.

For	Against	Abstain
74,567,534	33,269	1,600,532

Proposal 5                                       Approve the 2016 Compensation for Executives as Required under Swiss Law

The Company’s shareholders approved the 2016 compensation for executives as required under Swiss law.

For	Against	Abstain	Broker Non-Votes
68,497,742	431,091	2,307,470	4,965,032

Proposal 6                                       Approve the 2016 Compensation for Directors as Required under Swiss Law

The Company’s shareholders approved the 2016 compensation for directors as required under Swiss law.

For	Against	Abstain	Broker Non-Votes
68,499,324	144,691	2,592,288	4,965,032

Proposal 7                                       Advisory Vote on Named Executive Officer Compensation

The Company’s shareholders approved an advisory vote on the Company’s named executive officer compensation.

For	Against	Abstain	Broker Non-Votes
44,320,791	24,625,671	2,289,841	4,965,032

Proposal 8                                       Approval of the Company’s Annual Report and Financial Statements

The Company’s shareholders approved the Company’s 2015 Annual Report and its consolidated financial statements and audited statutory financial statements for the year ended December 31, 2015.

For	Against	Abstain
74,155,764	19,327	2,026,244

Proposal 9                                       Approval of Retention of Disposable Profits

The Company’s shareholders approved the retention of disposable profits.

For	Against	Abstain
74,550,492	34,567	1,616,276

Proposal 10                                Approval of Dividend Payments

The Company’s shareholders approved the payment of dividends to the Company’s shareholders from general legal reserve from capital contributions.

For	Against	Abstain
74,595,708	9,829	1,595,798

Proposal 11                                Approval of Cancellation of Treasury Shares

The Company’s shareholders approved an amendment to the Articles of Association to reduce the Company’s share capital through the cancellation of a portion of shares held in treasury.

For	Against	Abstain
74,565,639	15,318	1,620,378

Proposal 12                                Approval of New Share Repurchase Program

The Company’s shareholders approved a new $500 million share repurchase program.

For	Against	Abstain
60,291,119	15,171,496	738,720

Proposal 13                                Approval of Extension of Board’s Ability to Issue Authorized Share Capital

The Company’s shareholders approved an amendment to the Articles of Association to extend the Board’s ability to issue authorized share capital until April 19, 2018.

For	Against	Abstain
72,384,745	1,417,804	2,398,786

Proposal 14                                Election of Auditors

The Company’s shareholders elected Deloitte & Touche LLP as the Company’s independent auditor and Deloitte AG as the Company’s statutory auditor, each to serve until the Company’s Annual Shareholder Meeting in 2017.

For	Against	Abstain
74,268,661	339,560	1,593,114

Proposal 15                                Election of Special Auditor

The Company’s shareholders elected PricewaterhouseCoopers AG as the Company’s special auditor to serve until the Company’s Annual Shareholder Meeting in 2016.

For	Against	Abstain
74,595,276	9,109	1,596,950

Proposal 16                                Approval of Granting a Discharge

The Company’s shareholders approved a discharge to the Company’s board of directors and executive officers from liabilities for their actions during the year ended December 31, 2015.

For	Against	Abstain	Broker Non-Votes
69,324,654	529,603	1,382,046	4,965,032

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

3.1	Articles of Association of Allied World Assurance Company Holdings, AG, as amended and restated.

10.1	Amendment to the Allied World Assurance Company (U.S.) Inc. Second Amended and Restated Supplemental Executive Retirement Plan, effective as of January 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

Dated: April 25, 2016	By:	/s/ Wesley D. Dupont
	Name:	Wesley D. Dupont
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Association of Allied World Assurance Company Holdings, AG, as amended and restated.

10.1	Amendment to the Allied World Assurance Company (U.S.) Inc. Second Amended and Restated Supplemental Executive Retirement Plan, effective as of January 1, 2016.